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                            PIONEER BANCSHARES, INC.
                                801 BROAD STREET
                             CHATTANOOGA, TN 37402

                                     PROXY

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoint(s) Rodger B. Holley and George M. Clark, Jr., jointly and individually, as Proxies, each with the power to appoint his substitute and hereby authorize(s) them to represent the undersigned, and to vote upon all matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side, with full power to vote all shares of Common Stock of Pioneer Bancshares, Inc. held of record by the undersigned on October 16, 1998, at the special meeting of shareholders to be held on November 19, 1998, or any adjournment(s) or postponement(s) thereof. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER BY AND BETWEEN FIRST AMERICAN CORPORATION AND PIONEER BANCSHARES, INC. AND AT THE DISCRETION OF THE PERSONS NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENT(S) THEREOF.

Proposal to approve and adopt the Agreement and Plan of Merger by and between Pioneer Bancshares, Inc. and First American Corporation.

  [ ] FOR               [ ] AGAINST               [  ] ABSTAIN

           The Board of Directors recommends a vote "FOR" the Merger.

              (Continued and to be dated and signed on other side)
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                          (continued from other side)

                                 ADDRESS CHANGE
                                and/or comments

                                            Sign here as name(s) appear(s)
                                            opposite.

                                            ------------------------------------
                                                         Signature

                                            ------------------------------------
                                                 Signature if held jointly

                                           WHEN SHARES ARE HELD BY JOINT
                                           TENANTS, BOTH SHOULD SIGN. WHEN
                                           SIGNING AS ATTORNEY, EXECUTOR,
                                           ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                           PLEASE GIVE FULL TITLE AS SUCH. IF
                                           CORPORATION OR PARTNERSHIP, SIGN IN
                                           FULL CORPORATE OR PARTNERSHIP NAME BY
                                           AUTHORIZED PERSON.

                                           DATED:                           1998
                                                 --------------------------,

               Votes must be indicated (x) in Black or Blue Ink.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.